GPS FUNDS I
GuideMark® Emerging Markets Fund

Service Shares

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2019

The date of this Supplement is October 10, 2019

The Fees and Expenses table in the section entitled “SUMMARY SECTION – GUIDEMARK® EMERGING MARKETS FUND - Fees and Expenses of the Fund” of the Fund’s prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.85%
Administrative Service Fees	0.25%
All Other Expenses	0.60%
Acquired Fund Fees and Expenses(1)	0.05%
Total Annual Fund Operating Expenses(2)	1.74%
Fee Waiver and/or Expense Assumption(3)	-0.02%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)(2)(3)	1.72%

(1)
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.

(2)
Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses, but includes the expense reductions generated when the Fund loaned its portfolio securities.

(3)
AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2020, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, acquired fund fees and expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 1.65% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2020 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE